UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 8, 2023

VIAVI SOLUTIONS INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-22874	94-2579683
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

1445 South Spectrum Blvd, Suite 102, Chandler, Arizona 85286
(Address of principal executive offices and zip code)
(408) 404-3600
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of the exchange on which registered
Common Stock, $0.001 par value	VIAV	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company. ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company's stockholders holding and entitled to vote 209,191,241 shares of the Company's Common Stock, or approximately 94% of the total outstanding shares of the Company's Common Stock on the record date for the Annual Meeting were present in person or by proxy. At the Annual Meeting, the stockholders voted on the following six proposals, each of which is described in detail in the Company’s 2023 Proxy Statement. The final voting results are reported below.

Proposal 1: To elect nine directors to serve until the 2024 Annual Meeting of Stockholders:

Director	For	Against	Abstain	Broker Non-Votes
Richard Belluzzo	166,858,661	26,626,721	151,866	15,553,993
Keith Barnes	185,886,403	7,599,375	151,470	15,553,993
Laura Black	188,679,049	4,824,078	134,121	15,553,993
Tor Braham	192,954,315	555,029	127,904	15,553,993
Donald Colvin	192,825,254	684,514	127,480	15,553,993
Doug Gilstrap	192,098,408	1,408,649	130,191	15,553,993
Masood Jabbar	190,572,272	2,911,317	153,659	15,553,993
Oleg Khaykin	192,274,018	1,223,568	139,662	15,553,993
Joanne Solomon	192,954,323	556,346	126,579	15,553,993

Proposal 2: To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year 2024:

For	Against	Abstain
207,260,512	1,811,739	118,990

Proposal 3: To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
187,271,136	6,187,943	178,169	15,553,993

Proposal 4: To approve, on a non-binding advisory basis, the frequency of the stockholder votes on the compensation of the Company’s named executive officers:

1-Year	2-Years	Three-Years	Abstain	Broker Non-Vote
187,694,532	51,105	5,780,771	110,840	15,553,993

Proposal 5: To approve the amendment and restatement of the 2003 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
185,315,217	8,149,640	172,391	15,553,993

Proposal 6: To approve the amendment and restatement of the Employee Stock Purchase Plan:

For	Against	Abstain	Broker Non-Votes
193,331,660	173,944	131,644	15,553,993

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIAVI SOLUTIONS INC.

Date: November 15, 2023	By:	/s/ Kevin Siebert
	Name:	Kevin Siebert
	Title:	Senior Vice President, General Counsel & Secretary